EXHIBIT 10(g)

AMENDMENT NO. 2 TO THE SHERWIN-WILLIAMS COMPANY 2005
DEFFERED COMPENSATION SAVINGS AND PENSION EQUALIZATION PLAN
(As Amended and Restated)

This Amendment No. 2 to The Sherwin-Williams Company 2005 Deferred Compensation Savings and Pension Equalization Plan (the “Plan”) is made effective as of January 1, 2013.

WITNESSETH:

WHEREAS, The Sherwin-Williams Company (the “Company”) established the Plan effective January 1, 1991 and has subsequently amended and restated the Plan thereafter;

WHEREAS, pursuant to Article 8.1 of the Plan, the Company retains the right to amend the Plan at any time in whole or in part; and

WHEREAS, the Company desires to amend the Plan to add a new Designated Participant that is eligible to receive benefits pursuant to Section 2.4 of the Plan;

NOW, THEREFORE, the Plan is hereby amended in the respects hereinafter set forth:

1.	Exhibit A of the Plan is amended to add the following Designated Participant:

“Mark R. Henderson.”

IN WITNESS WHEREOF, The Sherwin-Williams Company has caused this Amendment No. 2 to be executed by its duly authorized officer as of the 23rd day of December 2013.

THE SHERWIN-WILLIAMS COMPANY

By:	/S/
Catherine M. Kilbane, Sr. Vice President
General Counsel and Secretary